                                                                     EXHIBIT 3.2


                                    FORM OF
                             AMENDED AND RESTATED
                                    BYLAWS
                                      OF
                         INTELLIGENT LIFE CORPORATION,
                             A FLORIDA CORPORATION

                               TABLE OF CONTENTS
                               -----------------

                                                                             Page
                                                                             ----
ARTICLE I. OFFICES.........................................................     1

Section 1. Registered Office...............................................     1
Section 2. Other Offices...................................................     1

ARTICLE II. MEETINGS OF SHAREHOLDERS.......................................     1

Section 1.  Place of Meeting...............................................     1
Section 2.  Time of Meeting................................................     1
Section 3.  Special Meetings...............................................     1
Section 4.  Notice of Meetings.............................................     1
Section 5.  Waiver of Notice...............................................     2
Section 6.  Voting List....................................................     2
Section 7.  Voting Group...................................................     3
Section 8.  Quorum.........................................................     3
Section 9.  Vote Required for Action.......................................     3
Section 10. Voting.........................................................     4
Section 11. Action of Shareholders Without a Meeting.......................     4
Section 12. Record Date....................................................     4
Section 13. Proxies........................................................     5
Section 14. Conduct of Meeting.............................................     5
Section 15. Adjournments...................................................     5
Section 16. Shareholder Proposals at Annual Meetings.......................     6
Section 17. Notice of Shareholder Nominees.................................     7
Section 18. Inspectors of Election.........................................     7

ARTICLE III. BOARD OF DIRECTORS............................................     8

Section 1.  General Powers.................................................     8
Section 2.  Number of Directors and Term of Office.........................     8
Section 3.  Removal........................................................     8
Section 4.  Resignation....................................................     8
Section 5.  Vacancies......................................................     9
Section 6.  Compensation...................................................     9
Section 7.  Regular Meetings...............................................     9
Section 8.  Special Meetings...............................................     9
Section 9.  Notice of Meetings.............................................     9
Section 10. Waiver of Notice...............................................     9
Section 11. Place of Meetings..............................................    10
Section 12. Participation by Conference Telephone..........................    10
Section 13. Quorum.........................................................    10
Section 14. Voting.........................................................    10
Section 15. Minutes........................................................    10
Section 16. Action Without a Meeting.......................................    10
Section 17. Adjournments...................................................    10
Section 18. General Powers of Directors....................................    11
Section 19. Specific Powers of Directors...................................    11
Section 20. Director Conflicts of Interest.................................    11

ARTICLE IV. COMMITTEES.....................................................    12

Section 1.  Appointing Committees..........................................    12
Section 2.  Powers of Committees...........................................    12

Section 3.  Committee Meetings, Quorum and Voting..........................    12
Section 4.  Removal from Committees........................................    12
Section 5.  Compensation Committee.........................................    12
Section 6.  Audit Committee................................................    13
Section 7.  Other Committees...............................................    13
Section 8.  Alternative Members............................................    13

ARTICLE V. OFFICERS........................................................    13

Section 1.  Number.........................................................    13
Section 2.  Election and Term..............................................    13
Section 3.  Removal........................................................    13
Section 4.  Resignation....................................................    14
Section 5.  Vacancies......................................................    14
Section 6.  Salaries.......................................................    14
Section 7.  Chairman of the Board..........................................    14
Section 8.  President......................................................    14
Section 9.  Vice Presidents................................................    15
Section 10. Secretary......................................................    15
Section 11. Treasurer......................................................    15
Section 12. Assistants and Acting Officers.................................    16
Section 13. Duties of Officers May Be Delegated............................    16

ARTICLE VI.................................................................    16

Section 1.  Execution of Contracts and Documents...........................    16
Section 2.  Checks and Drafts..............................................    17
Section 3.  Deposits.......................................................    17
Section 4.  Proxies........................................................    17

ARTICLE VII. DISTRIBUTIONS.................................................    17

Section 1.  Authorization or Declaration...................................    17
Section 2.  Record Date With Respect to Distributions and Share Dividends..    17

ARTICLE VIII. CAPITAL STOCK................................................    17

Section 1.  Authorization and Issuance of Shares...........................    17
Section 2.  Capital Stock..................................................    18
Section 3.  Record of Shareholders.........................................    18
Section 4.  Lost, Stolen or Destroyed Certificates.........................    18
Section 5.  Transfer of Shares.............................................    19
Section 6.  Duty of Corporation to Register Transfer.......................    19
Section 7.  Registered Shareholders........................................    19
Section 8.  Stock Regulations..............................................    19

ARTICLE IX. INDEMNIFICATION................................................    19

Section 1.  Definitions....................................................    19
Section 2.  Indemnification................................................    21
Section 3.  Determination and Authorization of Indemnification.............    21
Section 4.  Advances for Expenses..........................................    22
Section 5.  Court-Ordered Indemnification and Advances for Expenses........    23
Section 6.  Insurance......................................................    23
Section 7.  Severability...................................................    24

ARTICLE X.  EMERGENCY POWERS...............................................    24

Section 1.  Power to Adopt.................................................    24
Section 2.  Lines of Succession of Officers or Agents......................    24

Section 3. Change of Office................................................    24
Section 4. Effect of Bylaws................................................    24
Section 5. Notices.........................................................    24
Section 6. Quorum..........................................................    24
Section 7. Liability.......................................................    25

ARTICLE XI. GENERAL PROVISIONS.............................................    25

Section 1. Fiscal Year.....................................................    25
Section 2. Corporate Seal..................................................    25
Section 3. Books and Records...............................................    25
Section 4. Annual Financial Statements.....................................    25
Section 5. Inspection of Books and Records.................................    25
Section 6. Conflict with Articles of Incorporation.........................    25
Section 7. Adoption of Amendments to Incentive Stock Option Plans..........    26
Section 8. Reference to Code Sections......................................    26

ARTICLE XII. AMENDMENTS....................................................    26

                        AMENDED AND RESTATED BYLAWS OF
                         INTELLIGENT LIFE CORPORATION.



                                  ARTICLE I.
                                    OFFICES

     Section 1.   Registered Office.  The registered office shall be in the City
                  -----------------
of North Palm Beach, State of Florida, County of Palm Beach. The Board of Directors from time to time may change the address of the registered office, which may be, but need not be, the principal office of the Corporation.

     Section 2.   Other Offices.  The Corporation may also have offices at such
                  -------------
other places both within and without the State of Florida as the Board of Directors may from time to time determine and the business of the Corporation may require or make desirable.

                                  ARTICLE II.
                           MEETINGS OF SHAREHOLDERS

     Section 1.   Place of Meeting.  All meetings of the Shareholders may be
                  ----------------
held either within or without the State of Florida, but in the absence of notice to the contrary Shareholders' meetings shall be held at the principal office of the Corporation.

     Section 2.   Time of Meeting.  Unless otherwise determined by the Board of
                  ---------------
Directors, the Annual Meeting of the Shareholders shall be held annually within four (4) months after the end of each fiscal year of the Corporation at such time and place as may be designated in the notice of the Annual Meeting. Failure to hold the Annual Meeting as aforesaid shall not work a forfeiture or dissolution of the Corporation nor shall such failure affect otherwise valid corporate acts.

     Section 3.   Special Meetings.  Special Meetings may be called only as
                  ----------------
provided in the Articles of Incorporation. If the Corporation's Articles of Incorporation (hereinafter the "Articles of Incorporation") shall not set forth provisions governing the right to call Special Meetings, then Special Meetings may be called only by the Chief Executive Officer, a majority of the Board or a majority of the members of the Executive Committee. If the Corporation has more than 100 Shareholders then, in addition to the foregoing and subject to the Articles of Incorporation, a Special Meeting can be called by request of Shareholders holding no less than thirty-five percent (35%) of the shares of the Corporation's issued shares that are entitled to vote on the matters to be considered at such Special Meeting. Special Meetings of the Shareholders of the Corporation may not be called by any person, group or entity other than those specifically enumerated in this Section 3.

     Section 4.   Notice of Meetings.  The Corporation shall give notice stating
                  ------------------
the date, time and place of each Shareholders' Meeting, whether special or annual, not less than ten (10) nor more than sixty (60) days before the date of the meeting, and shall be in writing unless oral notice is reasonable under the circumstances, and may be communicated in person, by telephone, telegraph, facsimile, electronic mail or other form of wire or wireless communication, or by mail or private carrier, to each Shareholder of record entitled to vote at such meeting, at such address as last appears on the books of the Corporation. In the case of an Annual Meeting, the notice need not state the purpose or purposes of the meeting unless the Articles of Incorporation or the Florida Business Corporation Act (the "Act") requires the purpose or purposes to be stated in the notice of the meeting. In the case of a Special Meeting, the notice of the meeting must include a description of purpose or purposes for which the meeting is called. Notice of any adjourned meeting need not be given otherwise than by announcement at the meeting, at which the adjournment is taken; provided however, if a new record date for the adjourned meeting is or must be fixed pursuant to Section 15 of this Article II, notice of the adjourned meeting shall be given to persons who are Shareholders as of the new record date.

     Notwithstanding the other provisions of this Section, no notice of a meeting of Shareholders need be given to a Shareholder if: (1) an annual report and proxy statement for two consecutive annual meetings of Shareholders, or (2) all, and at least two, checks and payment of dividends or interest on securities during a twelve-month period have been sent by first-class, United States mail, addressed to the Shareholder at his or her address as it appears on the share transfer books of the Corporation, and returned undeliverable. The obligation of the Corporation to give notice of a Shareholders' meeting to any such Shareholder shall be reinstated once the Corporation has received a new address for such Shareholder for entry on its share transfer books.

     Section 5.   Waiver of Notice.  Any Shareholder may waive notice of any
                  ----------------
meeting, whether special or annual, either before, at or after the meeting, and a Shareholder's attendance at a meeting, either in person or by proxy, shall of itself constitute a waiver of notice and waiver of any and all objections to the date, time, place, manner of calling, or consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, except when the Shareholder attends the meeting solely for the purpose of stating such objection. Unless required by the Act, neither the business transacted nor the purpose of the meeting need be specified in the waiver of notice.

     Section 6.   Voting List.
                  -----------

     (a)  Shareholder List. After fixing a record date for a meeting of the
          ----------------
Shareholders in accordance with Section 12 of this Article II, the Corporation will cause to be prepared a complete alphabetical list of Shareholders entitled to notice of a Shareholders' meeting, with the address of and the number and class and series, if any, of shares held by each. Such list shall be available for inspection by any Shareholder for a period of ten days prior to the meeting or such shorter time as exists between the record date and the meeting date, and continuing through the meeting, at the Corporation's principal office at a place identified in the meeting notice in the City where the meeting will be held, or at the offices of the Corporation's transfer agent or Registrar, if any. A Shareholder or his or her agent may, on written demand, inspect the list, subject to the requirements of the Act, during regular business hours and at his or her expense, during the period that it is available for inspection pursuant to this Section. A Shareholder's written demand to inspect the list shall describe with reasonable particularity the purpose for inspection of the list, and the Corporation may deny the demand to inspect the list if the Secretary determines that the demand was not made in good faith and for a proper purpose or if the list is not directly connected with the purpose stated in the Shareholder's demand, all subject to the requirements of Section 607.1602(3) of the Act. Notwithstanding anything herein to the contrary, the Corporation shall make the Shareholder list available at any annual meeting or special meeting of the Shareholders and any Shareholder or his or her agent or attorney may inspect the list at any time during the meeting or any adjournment thereof.

     (b)  Prima Facie Evidence.  The Shareholder list is prima facie evidence of
          ---------------------
the identity of Shareholders entitled to examine the Shareholder list or to vote at a meeting of Shareholders.

     (c)  Failure to Comply.  If the requirements of this Section have not been
          -----------------
substantially complied with, or if the Corporation refuses to allow a Shareholder or his or her agent or attorney to inspect the Shareholder list before or at the meeting, on the demand of any Shareholder, in person or by proxy, who failed to get such access, the meeting shall be adjourned until such requirements are complied with.

     (d)  Validity of Action Not Affected.  Refusal or failure to prepare or
          --------------------------------
make available the Shareholder list shall not affect the validity of any action taken at a meeting of Shareholders.

     Section 7.   Voting Group.  A Voting Group means all shares of one or more
                  ------------
classes or series that under the Articles of Incorporation or the Act are entitled to vote and be counted together collectively on a matter at a meeting of the Shareholders. All shares entitled by the Articles of Incorporation or the Act to vote generally on the matter are for that purpose a single Voting Group.

     Section 8.   Quorum.  Shares entitled to vote as a separate Voting Group
                  ------
may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. Unless the Articles of Incorporation provide otherwise, the presence, in person or by proxy, of not less than thirty-three and one-third percent (33%) of the votes entitled to be cast on the matter by the Voting Group constitutes a quorum of that Voting Group for action on that matter. Once a share is represented for any purpose at a meeting other than solely to object to holding the meeting or transacting business at the meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting.

     Section 9.   Vote Required for Action.  If a quorum exists, action on a
                  ------------------------
matter (other than the election of directors) by a Voting Group is approved if the votes cast within the Voting Group favoring the action exceed the votes cast opposing the action, unless the Articles of Incorporation, these Bylaws or the Act requires a greater number of affirmative votes. If the Articles of Incorporation or the Act provide for voting by two or more Voting Groups on a matter, action on that matter is taken only when voted upon by each of those Voting Groups counted separately. Action may be taken by one Voting Group on a matter even though no action is taken by another Voting Group entitled to vote on the matter. With regard to the election of directors, unless otherwise provided in the Articles of Incorporation, if a quorum exists, action on the election of directors is taken by a plurality of the votes cast by the shares entitled to vote in the election.

     Section 10.  Voting.  Except as otherwise provided for in the Articles of
                  ------
Incorporation, each outstanding share having voting rights shall be entitled to one vote on each matter submitted to a vote at a Shareholders' meeting. Outstanding shares of preferred stock, if any, shall have the voting rights set forth within the Corporation's Articles of Incorporation or as set by resolution of the Board of Directors, as the case may be. Voting on all matters may be by voice vote or by show of hands unless any qualified voter, prior to the voting on any matter, demands vote by ballot, in which case each ballot shall state the name of the Shareholder voting and the number of shares voted by such Shareholder, and if the ballot be cast by proxy, it shall also state the name of the proxy.

     Section 11.  Action of Shareholders Without a Meeting.  Any action required
                  ----------------------------------------
or permitted to be taken at an annual or special meeting of Shareholders of the Corporation may be taken without a meeting, without prior notice, and without a vote if the action is taken in the manner set forth under Section 607.0704 of the Act, as the same may be hereafter amended or superseded.

     Section 12.  Record Date.  (a)  The Board of Directors may fix in advance a
                  -----------
date as the record date for the purpose of determining shareholders entitled to notice of a shareholders meeting, entitled to vote, or take any other action. In no event may a record date fixed by the Board of Directors be a date preceding the date upon which the resolution fixing the record date is adopted or a date more than seventy (70) days before the date of meeting or action requiring a determination of shareholders.

     (b) The record date for determining shareholders entitled to demand a special meeting shall be the close of business on the date the first shareholder delivers his or her demand to the corporation.

     (c) If no prior action is required by the Board of Directors pursuant to the Act, the record date for determining shareholders entitled to take action without a meeting shall be the close of business on the date the first signed written consent with respect to the action in question is delivered to the corporation, but if prior written action is required by the Board of Directors pursuant to the Act, such record date shall be the close of business on the date on which the Board of directors adopts the resolution taking such prior action unless the Board of Directors otherwise fixes a record date.

     (d) If the Board of Directors does not determine the record date for determining shareholders entitled to notice of and to vote at the annual or special shareholder's meeting, such record date shall be the close of business on the day before the first notice with respect thereto is delivered to the shareholders.

     (e) A record date for determining shareholders entitled to notice of or to vote at a shareholders meeting is effective for any adjournment of the meeting unless the Board of Directors fixes a new record date, which it must do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting,

     (f) If the Board of Directors does not determine the record date for determining shareholders entitled to a distribution (other than one involving a purchase, redemption, or other acquisition of the Corporation's shares or a share dividend), such a record date shall be the close of business on the date on which the Board of Directors duly authorizes the distribution.

     Section 13.  Proxies.  A Shareholder entitled to vote pursuant to Section
                  -------
10 of this Article II may vote in person or by proxy executed in writing by the Shareholder or by his attorney-in-fact. A proxy shall not be valid after eleven
(11) months from the date of its execution, unless such instrument provides for a longer period. If the validity of any proxy is questioned, it must be submitted to the Secretary of the Shareholders' meeting for examination or to a proxy officer or committee appointed by the person presiding at the meeting. The Secretary of the meeting or, if appointed, the proxy officer or committee, shall determine the validity of any proxy submitted and reference by the Secretary in the minutes of the meeting to the regularity of a proxy shall be received as prima facie evidence of the facts stated for the purpose of establishing the presence of a quorum at such meeting and for all other purposes.

     Section 14.  Conduct of Meeting.  The Chairman of the Board of Directors,
                  ------------------
and if there be none, or in his or her absence, the President, and in his or her absence the Vice Presidents, in the order provided by these Bylaws, and in their absence, any person chosen by the Shareholders present, shall call a Shareholders' meeting to order and shall act as presiding officer of the meeting, and the Secretary of the Corporation shall act as secretary of all meetings of the Shareholders, but in the absence of the Secretary, the presiding officer may appoint any other person to act as secretary of the meeting. The presiding officer of the meeting shall have broad discretion in determining the order of business at a Shareholders' meeting. The presiding officer's authority to conduct the meeting shall include, but in no way be limited to, recognizing Shareholders entitled to speak, calling for the necessary reports, stating questions and putting them to a vote, calling for nominations, and announcing the results of voting. The presiding officer also shall take such actions as are necessary and appropriate to preserve order at the meeting. Rules of Parliamentary Procedure need not be observed in the conduct of the Shareholders' meeting; however, meetings shall be conducted in accordance with accepted usage and common practice with fair treatment to all who are entitled to take part.

     Section 15.  Adjournments.  Any meeting of the Shareholders, whether or not
                  ------------
a quorum is present, may be adjourned by the holders of a majority of the voting shares represented at the meeting to be reconvened at a specific time and place. If notice of the adjourned meeting was properly given, it shall not be necessary to give any notice of the reconvened meeting or of the business to be transacted, if the date, time and place of the reconvened meeting are announced at the meeting which was adjourned and before adjournment. At any such reconvened meeting at which a quorum is present or represented, any business may be transacted which could have been transacted at the meeting which was adjourned.

     Section 16.  Shareholder Proposals at Annual Meetings.
                  ----------------------------------------

     (a) Business may be properly brought before an Annual Meeting of Shareholders by a Shareholder only upon the Shareholder's timely notice thereof in writing to the Secretary of the Corporation. To be timely, a Shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than sixty (60) days prior to the meeting as originally scheduled; provided, however, that in the event that less than seventy (70) days notice or prior public disclosure of the date of the meeting is given or made to Shareholders, notice by the Shareholder to be timely must be so received not later than the close of business on the tenth (10th) day following the earlier of the day on which such notice of the date of the meeting was mailed or the date on which such public disclosure was made.

     (b) The Shareholder's notice to the Secretary of the Corporation shall set forth as to each matter the Shareholder proposes to bring before the Annual
Meeting: (i) a brief description of the proposal desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, (ii) the name and address, as they appear on the Corporation's books, of the Shareholder proposing such business and any other Shareholders known by such Shareholder to be supporting such proposal, (iii) the class and number of shares of the Corporation's stock that are beneficially owned by the Shareholder on the date such Shareholder gives notice to the Secretary of the Corporation, and the number of shares of the Corporation's capital stock that are beneficially owned on such date by any other Shareholder known to be supporting such proposal, and (iv) any financial interest of the Shareholder in such proposal.

     (c) The Chairman or other presiding officer of the Annual Meeting shall determine and declare at the Annual Meeting whether the Shareholder proposal was made in accordance with the terms of this Section 16. If such Chairman or other presiding officer determines that such Shareholder proposal was not made in accordance with the terms of this Section 16, he or she shall so declare at the Annual Meeting and such proposal shall not be acted upon at such Annual Meeting.

     (d) This provision shall not prevent the consideration and approval or disapproval at the Annual Meeting of reports of officers, directors and committees of the Board of Directors, but in connection with such reports, no new business shall be acted upon at such Annual Meeting unless stated, filed and received as herein provided.

     (e) For purposes of this Section 16, any adjournment(s) or postponement(s) of the original meeting whereby the meeting will reconvene within ninety (90) days from the original date shall be deemed for purposes of notice to be a continuation of the original meeting and no business may be brought before any such reconvened meeting unless pursuant to a notice of such business which was timely for the meeting on the date originally scheduled. Such Shareholder's notice to the Secretary shall set forth (i) as to each matter the Shareholder proposed to bring before the Annual Meeting, a brief description of the business desired to be brought before the meeting, (ii) the name and address, as they appear on the Corporation's books, of the Shareholder proposing such business,
(iii) the class and number of shares of the Corporation which are beneficially owned by the Shareholder, and (iv) a complete and accurate description of any material interest of the Shareholder in such proposed business.

     (f) Notwithstanding the foregoing, nothing in this Section 16 shall be interpreted or construed to require the inclusion of information about any such proposal in any proxy statement distributed by the Corporation at the direction of or on behalf of the Corporation.

     Section 17.  Notice of Shareholder Nominees.
                  ------------------------------

     (a) Nominations of persons for election to the Board of Directors shall be made only at an Annual or Special Meeting of the Shareholders called for that purpose and only (i) by or at the direction of the Board of Directors or (ii) by any Shareholder entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in Section 16 of this Article II for Annual Meetings. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a Shareholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than sixty (60) days prior to the meeting; provided, however, that in the event that less than seventy (70) days notice of the date of the meeting is given or made to Shareholders, notice by the Shareholder to be timely must be so received not later than the close of business on the tenth (10th) day following the earlier of the day on which such notice of the date of the meeting was mailed or the date on which such public disclosure was made.

     (b) The Shareholder's notice to the Corporation pursuant to this Section 17 shall set forth: (i) as to each person that the Shareholder proposes to nominate for election or reelection as a director, (1) the name, age, business address and residence address of such proposed nominee, (2) the principal occupation or employment of such proposed nominee, (3) the class and number of shares of capital stock of Corporation which are beneficially owned by such proposed nominee, and (4) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Schedule 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and (ii) as to the Shareholder giving such notice, (1) the name and address, as they appear on the Corporation's books, of such Shareholder, (2) the class and number of shares of the Corporation's stock that are beneficially owned by the Shareholder on the date of such notice. The Corporation may require any proposed nominee to furnish such other information as may be reasonably required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

     (c) The presiding officer of the meeting shall determine and declare at the meeting whether the nomination was made in accordance with the terms of this
Section 17. If the presiding officer determines that a nomination was not made in accordance with the terms of this Section 17, he or she shall so declare at the meeting that any such defective nomination shall be disregarded.

     Section 18.  Inspectors of Election.  Inspectors of election may be
                  ----------------------
appointed by the Board of Directors to act at any meeting of Shareholders at which any vote is taken. If inspectors of election are not so appointed, the presiding officer of the meeting may, and on the request of any Shareholder shall, make such appointment. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to faithfully execute the duties of inspector at such meeting with strict impartiality and according to the best of his or her ability. The inspectors of election shall determine the number of shares outstanding, the voting rights with respect to each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect or proxies; receive votes, ballots, consents, and waivers; hear and determine all challenges and questions arising in connection with the vote; count and tabulate all votes, consents and waivers; determine and announce the result; and do such acts as are proper to conduct the election or vote with fairness to all Shareholders. No inspector, whether appointed by the Board of Directors or by the person acting as presiding officer of the meeting, need be a Shareholder. The inspectors may appoint and retain other persons or entities to assist the inspectors in the performance of their duties. Upon request of the person presiding at the meeting, the inspectors shall make a report in writing of any challenge, question, or matter determined by them and execute a certificate of any fact found by them.

                                 ARTICLE III.
                              BOARD OF DIRECTORS

     Section 1.   General Powers.  All corporate powers shall be exercised by or
                  --------------
under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, the Board of Directors. In addition to the powers and authority expressly conferred upon it by these Bylaws, the Board of Directors shall exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, by any legal agreement among Shareholders, by the Articles of Incorporation, or by these Bylaws directed or required to be exercised or done by the Shareholders.

     Section 2.   Number of Directors and Term of Office.  The number of
                  --------------------------------------
directors of the Corporation shall not be less than three (3) nor more than fifteen (15), the precise number to be fixed by resolution of the Board of Directors from time to time. The directors shall be divided into three classes in accordance with the Articles of Incorporation. Except as provided in Section 5 of this Article III, a director shall be elected by the affirmative vote of a plurality of the shares represented at the meeting of Shareholders at which the director stands for election and entitled to elect such director. The number of directors may be increased or decreased from time to time as provided by these Bylaws and in the Articles of Incorporation; provided, however, that no decrease in the number of directors shall have the effect of shortening the term of an incumbent director. Each director shall serve until his successor is elected and qualified or until his earlier resignation, retirement, disqualification, removal from office, or death.

     Section 3.   Removal.  The entire Board of Directors or any individual
                  -------
director may be removed from the office only in the manner set forth in the Articles of Incorporation.

     Section 4.   Resignation.  Directors may resign at any time by delivering
                  -----------
written notice to the Board of Directors or its chairman (if any) or to the corporation. A director's resignation is effective when the notice is delivered unless the notice specifies a later effective date.

     Section 5.   Vacancies.  A vacancy occurring on the Board of Directors may
                  ---------
be filled by the Board of Directors in the manner set forth in the Articles of Incorporation. The Board of Directors shall have the power to increase or decrease the authorized number of directors, with or without Shareholder approval, and to fill any such newly created directorships in the manner set forth in the Articles of Incorporation.

     Section 6.   Compensation.  The Board of Directors, irrespective of any
                  ------------
personal interest of any of its members, may establish reasonable compensation of all directors or services to the Corporation as directors, officers, or otherwise, or may delegate such authority to an appropriate committee. Such compensation may be comprised of cash, property, stock, options to acquire stock, or such other assets, benefits or consideration as such directors shall deem, in the exercise of their sole discretion, to be reasonable and appropriate under the circumstances. The Board of Directors also shall have authority to provide for or delegate an authority to an appropriate committee to provide for reasonable pensions, disability or death benefits, and other benefits or payments, to directors, officers, and employees and to their families, dependents, estates, or beneficiaries on account of prior services rendered to the Corporation by such directors, officers, and employees.

     Section 7.   Regular Meetings.  The first meeting of each newly elected
                  ----------------
Board of Directors shall follow immediately after the Annual Meeting of the Shareholders and be held at the same place as the Annual Meeting of the Shareholders, or may be held at such time and place as shall be fixed by the consent in writing of all the directors. In addition, the Board of Directors may, by resolution providing for the date, time and place, schedule other meetings to occur at regular intervals throughout the year.

     Section 8.   Special Meetings.  Special meetings of the Board of Directors
                  ----------------
may be called by the Chairman of the Board (if any), the Corporation's Chief Executive Officer, or not less than one-third (1/3) of the members of the Board of Directors. The person or persons calling the meeting may affix any place, either within or without the State of Florida, as the place for holding any special meeting of the Board of Directors, and if no other place is affixed, the place of the meeting shall be the principal office of the Corporation in the State of Florida.

     Section 9.   Notice of Meetings.  Unless the Articles of Incorporation
                  ------------------
provide otherwise, regular meetings of the Board of Directors may be held without notice of the date, time, place or purpose of the meeting. Unless the Articles of Incorporation provide otherwise, every Special Meeting shall be preceded by at least two (2) days notice of the date, time and place of the meeting. Such notice shall be in writing unless oral notice is reasonable under the circumstances, and may be communicated in person, by telephone, telegraph, facsimile, electronic mail, telecopy, or other forms of wire or wireless communication, or by mail or private carrier. Such notice need not specify the purpose of the Special Meeting of the Board unless required by the Articles of Incorporation.

     Section 10.  Waiver of Notice.  A director may waive notice of any meeting
                  ----------------
either before or after the meeting stated in the notice. Except as specified herein, the waiver must be in writing, signed by the director entitled to notice, and delivered to the Corporation for inclusion in the minutes or filing with the corporate records. A director's attendance at or participation in a meeting waives any required notice to the director of the meeting unless the director at the beginning of the meeting (or promptly upon arrival) objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

     Section 11.  Place of Meetings.  The directors may hold their meetings at
                  -----------------
the principal office of the Corporation or at such other place or places, either in the State of Florida or elsewhere, as they may from time to time determine.

     Section 12.  Participation by Conference Telephone.  Unless the Articles of
                  -------------------------------------
Incorporation provide otherwise, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee thereof, by means of telephone conference or similar communications equipment, provided that all directors participating in the meeting can simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

     Section 13.  Quorum.  Unless a greater number is required by the Articles
                  ------
of Incorporation or the Act, a majority of the directors in office immediately before the meeting begins shall constitute a quorum of the Board of Directors.

     Section 14.  Voting.  If a quorum is present when a vote is taken, the
                  ------
affirmative vote of a majority of the directors present is the act of the Board of Directors unless the Articles of Incorporation, the Act or these Bylaws require the vote of a greater number of directors.

     Section 15.  Minutes.  The Secretary of the Corporation shall act as
                  -------
secretary of all meetings of the Board of Directors but in the absence of the secretary, the presiding officer may appoint any other person present to act as secretary of the meeting. Minutes of any regular or special meeting of the Board of Directors shall be prepared and distributed to each director.

     Section 16.  Action Without a Meeting.  Unless the Articles of
                  ------------------------
Incorporation provide otherwise, action required or permitted to be taken at a meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if the action is taken by all members of the Board of Directors, or of such committee, as the case may be. The action must be evidenced by one or more written consents describing the action taken, signed by each director, or each committee member, as the case may be, and delivered to the Corporation for inclusion in the minutes or filing with the corporate records.

     Section 17.  Adjournments.  Whether or not a quorum is present to organize
                  ------------
a meeting, any meeting of directors (including an adjourned meeting) may be adjourned by a majority of the directors present, to reconvene at a specific time and place. At any reconvened meeting any business may be transacted that could have been transacted at the meeting that was adjourned. If notice of the adjourned meeting was properly given, it shall not be necessary to give any notice of the reconvened meeting or of the business to be transacted, if the date, time and place of the reconvened meeting are announced at the meeting that was adjourned.

     Section 18.  General Powers of Directors.  The Board of Directors shall
                  ---------------------------
have, in addition to such powers as are herein expressly conferred on it and all such powers as may be conferred on it by law, all such powers as may be exercised by the Corporation, subject to the provisions of the Articles of Incorporation and the Act.

     Section 19.  Specific Powers of Directors.  The Board of Directors shall
                  ----------------------------
also have power:

     (a) to purchase or otherwise acquire property, rights, or privileges for the Corporation, which the Corporation has power to make, at such prices and on such terms as the Board of Directors may deem proper;

     (b) to pay for such property, rights or privileges in whole or in part with money, stocks, bonds, debentures or other securities of the Corporation, or by the delivery of other property of the Corporation;

     (c) to create, make and issue mortgages, bonds, deeds of trust, trust agreements and negotiable or transferable instruments and securities, secured by mortgages or otherwise, and to do every act and thing necessary to effectuate the same;

     (d) to elect the corporate officers and fix their salaries, to appoint employees and trustees, and to dismiss them at its discretion, to fix their duties and emoluments, and to change them from time to time, and to require security as it may deem proper;

     (e) to confer on any officer of the Corporation the power of selecting, discharging or suspending such employees; and

     (f) to determine by whom and in what manner the Corporation's bills, notes, receipts, acceptances, endorsements, checks, releases, contracts, or other documents shall be signed.

     Section 20.  Director Conflicts of Interest.  No contract or other
                  ------------------------------
transaction between the Corporation and one or more of its directors or any other corporation, firm, affiliate, or entity in which one or more of its directors are directors or officers or are financially interested will be either void or voidable because of such relationship or interest, because such director or directors are present at the meeting of the Board of Directors or a committee thereof which authorizes, approves, or ratifies such contract or transaction, or because the votes of such director or directors are counted for such purpose, if:

     (a) The fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves, or ratifies the contract or transaction by a vote or consent sufficient for the purpose under the Act without counting the votes or consents of such interested directors, all in the manner provided by law; or

     (b) the fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve, or ratify such contract or transaction by vote or written consent, all in the manner provided by law; or

     (c) the contract or transaction is fair and reasonable as to the Corporation at the time it is authorized by the Board of Directors, a committee, or the shareholders.

                                  ARTICLE IV.
                                  COMMITTEES

     Section 1.   Appointing Committees.  Unless the Articles of Incorporation
                  ---------------------
provide otherwise, the Board of Directors may create one (1) or more committees and appoint members of the Board of Directors to serve on them. Each committee may have one or more members, who serve at the pleasure of the Board of Directors.

     Section 2.   Powers of Committees.  To the extent specified by the Board of
                  --------------------
Directors or in the Articles of Incorporation, each committee may exercise the authority granted to the Board of Directors, except that a committee may not:

     (a) approve or propose to Shareholders action that the Act requires to be approved by Shareholders;

     (b)  fill vacancies on the Board of Directors or on any of its committees;

     (c)  adopt, amend, or repeal the Bylaws;

     (d) authorize or approve the reacquisition of shares unless pursuant to a general formula or a method specified by the Board of Directors; or

     (e) authorize or approve the issuance or sale or a contract for the sale of shares, or determine the designation and relative rights, preferences, and limitations of a voting group except that the Board of Directors may authorize a committee (or a senior executive officer of the Corporation) to do so within limits specifically prescribed by the Board of Directors.

     Section 3.   Committee Meetings, Quorum and Voting.  Except as set forth
                  -------------------------------------
with respect to the Executive Committee in Section 6 below, Sections 9, 10, 11, 12, 13, 14, 15, 16 and 17 of Article III of these Bylaws which govern meetings, adjournments of meetings, actions without meeting, notice and waiver of notice, and quorum and voting requirements of the Board of Directors, apply to committees and their members.

     Section 4.   Removal from Committees.  The Board of Directors shall have
                  -----------------------
power at any given time to remove any member of any committee, with or without cause, and to fill vacancies in and to dissolve any such committee.

     Section 5.   Compensation Committee.  The Board of Directors may, from time
                  ----------------------
to time by a majority vote of the directors, elect one or more directors as a Compensation Committee to serve until its authority is revoked or its membership is changed by a majority vote of the directors. The Compensation Committee shall have such power and authority with regard to compensation issues as are granted to the Committee by the Board of Directors from time to time, including responsibility for recommendations to the Board of Directors regarding compensation for key employees or key consultants of the Company, including administration of the Company's equity compensation plans.

     Section 6.   Audit Committee.  The Board of Directors may, from time to
                  ---------------
time by a majority vote of the directors, elect two or more members of the Board of Directors to serve as an Audit Committee. The members of the Audit Committee shall serve until the authority of the Audit Committee is revoked or its membership is changed by a majority vote of the Board of Directors. The Board of Directors may designate persons other than members of the Board of Directors to serve as non-voting members of the Audit Committee. The Audit Committee shall have such power and authority with regards to accounting and financial reporting issues as are granted to the Committee by the Board of Directors from time to time, including making recommendations regarding the Company's independent accountants, the annual audit of the Company's financial statements and the Company's internal accounting practices and policies.

     Section 7.   Other Committees.  The Board of Directors, by resolution
                  ----------------
adopted by a majority of the full Board of Directors, may designate one or more additional committees of the Board of Directors, each committee to consist of one (1) or more directors of the Corporation, which shall have such name or names and shall have and may exercise such powers of the Board of Directors in the management of the business and affairs of the Corporation, except as otherwise provided by these Bylaws or by law, as may be determined from time to time by resolution of the Board of Directors. The Board of Directors may also appoint other committees which do not exercise any of the authority of the Board of Directors, but which are fact finding, planning or advisory in nature. Such additional committees may have members who are not directors.

     Section 8.   Alternative Members.  The Board of Directors, by resolution
                  -------------------
adopted in accordance with Section 1 of Article IV of these Bylaws, may designate one or more directors as alternate members of any such committee, who may act in the place of any absent member or members at any meeting of such committee.

                                  ARTICLE V.
                                   OFFICERS

     Section 1.   Number.  The officers of the Corporation shall be designated
                  ------
and elected by the Board of Directors, or appointed by the Chief Executive Officer, with such responsibilities and duties as may be designated by the Board of Directors consistent with this Article V. The Board of Directors shall elect at least one officer who shall be responsible for preparing minutes of the directors' and Shareholders' meetings and for authenticating records of the Corporation. Any two or more offices may be held by the same person. No officer need be a Shareholder.

     Section 2.   Election and Term.  All officers shall be appointed by the
                  -----------------
Board of Directors or by a duly appointed officer pursuant to this Article V and shall serve at the pleasure of the Board of Directors and the appointing officers as the case may be.

     Section 3.   Removal.  The Board of Directors may remove and officer and,
                  -------
unless restricted by the Board of Directors, an officer may remove any officer or assistant officer appointed by that officer, at any time, with or without cause and notwithstanding the contract rights, if any, of the officer removed. The appointment of an officer does not of itself create contract rights.

     Section 4.   Resignation.  An officer may resign at any time by delivering
                  -----------
unless the notice specifies a later effective date and the corporation accepts the later effective date. If a resignation is made effective at a later date and the Corporation accepts the future effective date, the pending vacancy may be filled before the effective date but the successor may not take office until the effective date.

     Section 5.   Vacancies.  A vacancy in any principal office because of
                  ---------
death, resignation, removal, disqualification, or otherwise, shall be filled as soon thereafter as practicable by the Board of Directors for the unexpired portion of the term.

     Section 6.   Salaries.  The salaries and compensation of all officers
                  --------
appointed by the Board of Directors shall be fixed by the Board of Directors or a committee of the Board of Directors, unless the directors delegate such power to any officer or officers.

     Section 7.   Chairman of the Board.  Unless the Board of Directors
                  ----------------------
determines otherwise, the Chairman of the Board, if one shall so be elected, shall preside at all meetings of the Board. The Chairman shall have such other powers and duties as may be specifically designated by the Board of Directors and, if so designated, may serve as President.

     Section 8.   President.
                  ---------

     (a) Unless the Board of Directors shall designate that the Chairman shall also be the Chief Executive Officer, then the President shall be the Chief Executive Officer of the Corporation, and shall be elected by the Board of Directors. In the absence or disability of a Chairman of the Board of the Corporation, or at the direction of the Board of Directors, the President shall also serve as a Chairman of the Board of the Corporation. The President shall preside at all meetings of the Shareholders; and, in the absence of the Chairman, he shall preside at all meetings of the Board of Directors if the Board so requests. He shall have general and active management of the business of the Corporation, and shall exercise general supervision and administration over all of its affairs with power to make all contracts in the conduct of the regular and ordinary business of the Corporation, and shall see that all orders and resolutions of the Board of Directors are carried into effect.

     (b) The President shall execute deeds, bonds, notes, mortgages and other contracts on behalf of the Corporation.

     (c) The President shall be ex-officio a member of all standing committees and shall have the general powers and duties of supervision and management of the Corporation.

     (d) The President may appoint and discharge agents and employees of the Corporation and fix their compensation subject to the general supervisory power of the Board of

Directors, and do and perform such other duties as from time to time may be assigned to him by the Board of Directors and as may be authorized by law.

     Section 9.   Vice Presidents.  The Board may elect one or more Vice
                  ---------------
Presidents who shall have such duties as are assigned by the electing or appointing party. The Vice President, if one shall so be elected, shall act in the absence or disability of the President. If there is more than one (1) Vice President, then the one designated by the Board of Directors shall act in the absence or disability of the President.

     Section 10.  Secretary.  The Secretary, if one shall so be elected, shall
                  ---------
keep accurate records of the acts and proceedings of all meetings of Shareholders, directors and committees of directors. The Secretary shall give, or cause to be given, notice of all meetings of the Shareholders and any meetings of the Board of Directors, and other notices required by law or these Bylaws, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision the Secretary shall be. The Secretary shall keep in safe custody the seal of the Corporation, and the Secretary or any other officer may affix the same to any instrument requiring it and, when so affixed, it may be attested by the Secretary's signature or by the signature of an Assistant Secretary. Notwithstanding the foregoing, unless otherwise required by law or the Act, the seal of the Corporation need not be affixed to any documents or instruments, nor must the Secretary or Assistant Secretary attest any such document or instrument. In the absence or disability of the Secretary or at the direction of the President, any Assistant Secretary or other officer designated by the Board of Directors may perform the duties and exercise the powers of the Secretary.

     Section 11.  Treasurer.
                  ---------

     (a) The Treasurer, if one shall so be elected, shall have custody of and be responsible for all funds and securities, receipts and disbursements of the Corporation, and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation, and shall deposit or cause to be deposited, all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors.

     (b) The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors or by the President, taking proper vouchers for such disbursements, and shall render to the President and directors, whenever they may require it, an account of all transactions as Treasurer and of the financial condition of the Corporation, and at the regular meeting of the Board of Directors next preceding the Annual Shareholders' Meeting, a like report for the preceding year.

     (c) The Treasurer shall keep an account of stock registered and transferred in such manner and subject to such regulations as the Board of Directors may prescribe.

     (d) The Treasurer shall give the Corporation a bond, if required by the Board of Directors, in such sum and in form and with security satisfactory to the Board of Directors for the faithful performance of the duties of the office and the restoration to the Corporation in case of the Treasurer's death, resignation or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the possession of the Treasurer, belonging to the Corporation. The Treasurer shall perform such other duties as the Board of Directors may from time to time prescribe or require.

     Section 12.  Assistants and Acting Officers.  The Board of Directors shall
                  ------------------------------
have the power to elect one or more Assistant Secretaries and Assistant Treasurers who shall perform such duties and have such authority as shall from time to time be delegated or assigned to them by the Secretary or the Treasurer, respectively, or by the President or the Board of Directors. The Board of Directors shall have the power to appoint, or authorize any duly elected officer of the Corporation to appoint, any person to act as assistant to any officer, or as agent for the Corporation in his or her stead, or to perform the duties of such officer whenever for any reason it is impractical for such officer to act personally. Such assistant or acting officer or other agent so appointed by the Board of Directors or an authorized officer shall have the power to perform all the duties of the office to which he or she is so appointed to be an assistant, or as to which he or she is so appointed to act, except as such power may be otherwise defined or restricted by the Board of Directors or the appointing officer.

     Section 13.  Duties of Officers May Be Delegated.  In case of the absence
                  -----------------------------------
of any officer of the Corporation, or for any other reason that the Board of Directors may deem sufficient, the Board may delegate, for the time being, the powers or duties, or any of them, of such officer to any other officer or to any director or employee of the Corporation, provided a majority of the entire Board of Directors concurs.

                                  ARTICLE VI.
            CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS AND DOCUMENTS

     Section 1.   Execution of Contracts and Documents.  The Board of Directors,
                  ------------------------------------
except as otherwise provided in these Bylaws, may authorize any officer or officers or agent or agents of the Corporation to enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation, and such authority may be general or confined to specific instances. Unless otherwise specifically determined by the Board of Directors or otherwise required by law, formal contracts, promissory notes and other evidences of indebtedness, deeds of trust, mortgages and corporate instruments or documents requiring the corporate seal, and certificates for shares of stock owned by the Corporation shall be executed, signed or endorsed by the President (or any Vice President) and by the Secretary (or any Assistant Secretary) or the Treasurer (or any Assistant Treasurer). The Board of Directors may, however, authorize any one of these officers to sign any of such instruments, for and on behalf of the Corporation, without necessity of countersignature; may designate officers or employees of the Corporation, other than those named above, who may, in the name of the Corporation, sign such instruments; and may authorize the use of facsimile signatures for any of such persons. No officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for damages, whether monetary or otherwise, for any purpose or for any amount except as specifically authorized in these Bylaws or by the Board of Directors or an officer or committee with the power to grant such authority.

     Section 2.   Checks and Drafts.  All checks, drafts or other orders for the
                  -----------------
payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by the President or such other person or persons and in such manner as shall, from time to time, be determined by the Board of Directors.

     Section 3.   Deposits.  All funds of the Corporation shall be deposited to
                  --------
the credit of the Corporation under such conditions and in such banks, trust companies or other depositories as the Board of Directors may designate or as may be designated by an officer or officers or agent or agents of the Corporation to whom such power may, from time to time, be determined by the Board of Directors.

     Section 4.   Proxies.  Unless otherwise provided by the Board of Directors,
                  -------
the President may from time to time appoint an attorney or attorneys or agent or agents of the Corporation in the name and on behalf of the Corporation to cast the vote which the Corporation may be entitled to cast as a Shareholder or otherwise in any other Corporation any of the stock or other securities of which is held by the Corporation, at meetings of the holders of the stock or other securities of such other Corporation, and may instruct the person or persons so appointed as to the manner of casting such vote or giving such consent, and may execute or cause to be executed in the name and on behalf of the Corporation such written proxies or other instruments as the President may deem necessary or proper in the premises.

                                 ARTICLE VII.
                                 DISTRIBUTIONS

     Section 1.   Authorization or Declaration.  Unless the Articles of
                  ----------------------------
Incorporation provide otherwise, the Board of Directors from time to time in its discretion may authorize or declare distributions or share dividends in accordance with the Act.

     Section 2.   Record Date With Respect to Distributions and Share Dividends.
                  -------------------------------------------------------------
For the purpose of determining Shareholders entitled to a distribution (other than one involving a purchase, redemption, or other reacquisition of the Corporation's shares) or a share dividend, the Board of Directors may fix a date as the record date. If no record date is fixed by the Board of Directors, the record date shall be determined in accordance with the provisions of the Act.

                                 ARTICLE VIII.
                                 CAPITAL STOCK

     Section 1.   Authorization and Issuance of Shares.  In accordance with the
                  ------------------------------------
Act, the Board of Directors may authorize shares of any class or series provided for in the Articles of Incorporation to be issued for any consideration valid under the provisions of the Act. Before the Corporation issues shares, the Board of Directors shall determine that the consideration received or to be received for the shares to be issued is adequate. The determination by the Board of Directors is conclusive insofar as the adequacy of the consideration for the issuance of shares relates to whether the shares are validly issued, fully paid and nonassessible. The Corporation may place in escrow shares issued for future services or benefits for a promissory note, or make other arrangements to restrict the transfer of the shares, and may credit distributions in respect of the shares against their purchase price, until these services are performed, the note is paid or the benefits are received. If these services are not performed, the note is not paid, or the benefits are not received, the Corporation may cancel, in whole or in part, these shares escrowed or restricted and the distribution credited. To the extent provided in the Articles of Incorporation, the Board of Directors shall determine the preferences, limitations, and relative rights of the shares.

     Section 2.   Capital Stock.  All shares issued by the Corporation shall be
                  -------------
evidenced by a certificate or certificates. Each certificate of stock of the Corporation shall be numbered, shall be entered in the books of the Corporation, and shall be signed, either manually or in facsimile, by any one of the President, a Vice President, the Secretary, or the Treasurer or such other officer or officers as designated to sign such certificates, from time to time, by the Board of Directors. In any case in which any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature shall have been used thereon had not ceased to be such officer or officers. If a share certificate is signed in facsimile, then it shall be countersigned by a transfer agent or registered by a registrar other than the Corporation itself or an employee of the Corporation. The corporate seal need not be affixed to the share certificate. Each certificate representing shares shall set forth upon the face thereof:

     (a)  The name of the Corporation;

     (b) That the Corporation is organized under the laws of the State of Florida;

     (c)  The name of the person to whom issued; and

     (d) The number and class of shares and the designation of the series, if any, such certificate represents.

     Section 3.   Record of Shareholders.  The Corporation shall keep a record
                  ----------------------
of the Shareholders of the Corporation which readily shows, in alphabetical order or by alphabetical index, and by classes of stock, the names of the Shareholders, including those Shareholders entitled to vote, with the address of and the number of shares held by each.

     Section 4.   Lost, Stolen or Destroyed Certificates.  The Board of
                  --------------------------------------
Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his or her legal representative, to advertise the same in such manner as it shall require or give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

     Section 5.   Transfer of Shares.  Transfers of shares shall be made upon
                  ------------------
the transfer books of the Corporation, kept at the office of the transfer agent designated to transfer the shares, only upon direction of the person named in the certificate, or by an attorney lawfully constituted in writing; and before a new certificate is issued, the old certificate shall be surrendered for cancellation or in the case of a certificate alleged to have been lost, stolen or destroyed, the provisions of Section 4 of this Article VIII shall have been complied with. The face or reverse side of each certificate representing shares shall bear a conspicuous notation as required by the Act or the Articles of Incorporation of the restrictions imposed by the Corporation upon the transfer of such shares.

     Section 6.   Duty of Corporation to Register Transfer.  Notwithstanding any
                  ----------------------------------------
of the provisions of Section 5 of this Article VIII, the Corporation is under a duty to register the transfer of its shares only if:

     (a) the share certificate is endorsed by the appropriate person or persons; and

     (b) reasonable assurance is given that these endorsements are genuine and effective; and

     (c) the Corporation has no duty to inquire into adverse claims or has discharged any such duty; and

     (d) any applicable law relating to the collection of taxes has been complied with; and

     (e)  the transfer is in fact rightful or is to a bona fide purchaser.

     Section 7.   Registered Shareholders.  Prior to due presentation for
                  -----------------------
transfer of registration of its shares, the Corporation shall be entitled to treat the holder of record of any share or shares of stock as the person exclusively entitled to vote the shares, to receive any dividend or distribution with respect to the shares, and for all other purposes; and, accordingly, the Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

     Section 8.   Stock Regulations.  The Board of Directors shall have the
                  -----------------
power and authority to make all such further rules and regulations not inconsistent with law as they may deem expedient concerning the issue, transfer, and registration of shares of the Corporation.

                                  ARTICLE IX.
                                INDEMNIFICATION

     Section 1.   Definitions.  As used in this Article IX, the term:
                  -----------

     (a)  "Agent" includes any volunteer.

     (b) "Corporation" includes, in addition to the Corporation, any domestic or foreign constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, officer, employee, or agent of a constituent corporation, or is or was serving at the request of a constituent corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, is in the same position under this Article with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

     (c) "Director" means an individual who is or was a director of the Corporation or an individual who, while a director of the Corporation, is or was serving at the Corporation's request as a director, officer, partner, trustee, employee, or agent of another foreign or domestic Corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise. A director is considered to be serving an employee benefit plan at the Corporation's request if his duties to the Corporation also impose duties on, or otherwise involve services by, him to the plan or to participants in or beneficiaries of the plan. Director includes, unless the context requires otherwise, the estate or personal representative of a director.

     (d)  "Expenses" include counsel fees, including those for appeal.

     (e) "Liability" means the obligation to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to an employee benefit plan), and reasonable expenses actually incurred with respect to a proceeding.

     (f) "Not opposed to the best interest of the Corporation" describes the actions of a person who acts in good faith and in a manner he reasonably believes to be in the best interests of the participants and beneficiaries of an employee benefit plan.

     (g) "Officer" means an individual who is or was an officer of the Corporation or an individual who, while an officer of the Corporation, is and was serving at the Corporation's request as a director, officer, partner, trustee, employee, or agent of another foreign or domestic Corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise. An officer is considered to be serving an employee benefit plan at the Corporation's request if his duties to the Corporation also impose duties on, or otherwise involve services by, him to the plan or to participants in or beneficiaries of the plan. Officer includes, unless the context requires otherwise, the estate or personal representative of an officer.

     (h)  "Other enterprises" includes employee benefit plans.

     (i) "Party" includes an individual who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

     (j) "Proceeding" means any threatened, pending, or completed action, suit, or other type of proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.

     (k) "Serving at the request of the Corporation" includes any service as a director, officer, employee, or agent of the Corporation that imposes duties on such persons, including duties relating to an employee benefit plan and its participants or beneficiaries.

     Section 2.   Indemnification.
                  ---------------

     (a) The Corporation shall indemnify any person who was or is a party to any proceeding (other than an action by, or in the right of, the Corporation), by reason of the fact that he is or was a director, officer, employee, or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against liability incurred in connection with such proceeding, including any appeal thereof, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any proceeding by judgment, order, settlement, or conviction or upon a plea of nolo contendre or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in, or not opposed to, the best interests of the Corporation or, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

     (b) The Corporation shall indemnify any person, who was or is a party to any proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust, or other enterprise, against expenses and amounts paid in settlement not exceeding, in the judgment of the Board of Directors, the estimated expense of litigating the proceeding to conclusion, actually and reasonably incurred in connection with the defense or settlement of such proceeding, including any appeal thereof. Such indemnification shall be provided if such person acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made under this subsection in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable unless, and only to the extent that, the court in which such proceeding was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

     (c) To the extent that a director, officer, employee, or agent of the Corporation has been successful on the merits or otherwise in defense of any proceeding referred to in subsections (a) or (b) of this Section 2, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses actually and reasonably incurred by him in connection therewith.

     Section 3.   Determination and Authorization of Indemnification.
                  --------------------------------------------------

     (a) Any indemnification under Section 2(a), (b) or (c), unless pursuant to a determination by a court, shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 2(a), (b) or (c).

     (b) The determination specified in subsection (a) of this Section 3 shall be made:

          (i) By the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such proceeding;

          (ii) If such a quorum is not obtainable or, even if obtainable, by majority vote of a committee duly designated by the Board of Directors (in which directors who are parties may participate) consisting solely of two or more directors not at the time parties to the proceeding;

          (iii)   By independent legal counsel:

                  (x) Selected by the Board of Directors prescribed in paragraph (i) or the committee prescribed in paragraph (ii); or

                  (y) If a quorum of the directors cannot be obtained for paragraph (i) and the committee cannot be designated under paragraph (ii), selected by majority vote of the full Board of Directors (in which directors who are parties may participate); or

          (iv) By the Shareholders by a majority vote or a quorum consisting of Shareholders who were not parties to such proceeding or, if no such quorum is obtainable, by a majority vote of Shareholders who were not parties to such proceeding.

     (c) Evaluation of the reasonableness of expenses and authorization of indemnification shall be made in the same manner as the determination that indemnification is permissible. However, if the determination of permissibility is made by independent legal counsel, persons specified by paragraph (b)(iii) shall evaluate the reasonableness of expenses and may authorize indemnification.

     Section 4.   Advances for Expenses.
                  ---------------------

     (a) Expenses incurred by an officer or director in defending a civil or criminal proceeding may be paid by the Corporation in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if he is ultimately found not to be entitled to indemnification by the Corporation pursuant to this section. Expenses incurred by other employees and agents may be paid in advance upon such terms or conditions that the Board of Directors deems appropriate.

     (b) The indemnification and advancement of expenses provided pursuant to this section are not exclusive, and the Corporation may make any other or further indemnification or advancement of expenses of any of its directors, officers, employees, or agents, under any agreement, vote of Shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. However, indemnification or advancement of expenses shall not be made to or on behalf of any director, officer, employee, or agent if a judgment or other final adjudication establishes that his actions, or omissions to act, were material to the cause of action so adjudicated and constitute:

          (i) A violation of the criminal law, unless the director, officer, employee, or agent had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful;

          (ii) A transaction from which the director, officer, employee, or agent derived an improper personal benefit;

          (iii) In the case of a director, a circumstance under which the liability provisions of Section 607.0834 of the Act are applicable; or

          (iv) Willful misconduct or a conscious disregard for the best interests of the Corporation in a proceeding by or in the right of the Corporation to procure a judgment in its favor or in a proceeding by or in the right of a Shareholder.

     (c) Indemnification and advancement of expenses as provided in this section shall continue as, unless otherwise provided when authorized or ratified, to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person, unless otherwise provided when authorized or ratified.

     Section 5.   Court-Ordered Indemnification and Advances for Expenses.
                  -------------------------------------------------------

     Notwithstanding the failure of the Corporation to provide indemnification, and despite any contrary determination of the Board of Directors or of the Shareholders in the specific case, a director, officer, employee, or agent of the Corporation who is or was a party to a proceeding may apply for indemnification or advancement of expenses, or both, to the court conducting the proceeding, to the circuit court, or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice that it considers necessary, may order indemnification and advancement of expenses, including expenses incurred in seeking court-ordered indemnification or advancement of expenses, if it determines that:

     (a) The director, officer, employee, or agent is entitled to mandatory indemnification under Section 2, in which case the court shall also order the Corporation to pay the director reasonable expenses incurred in obtaining court-ordered indemnification or advancement of expenses;

     (b) The director, officer, employee, or agent is entitled to indemnification or advancement of expenses, or both, by virtue of the exercise by the Corporation of its power pursuant to subsection (b) of Section 4; or

     (c) The director, officer, employee, or agent is fairly and reasonably entitled to indemnification or advancement of expenses, or both, in view of all the relevant circumstances, regardless of whether such person met the standard of conduct set forth in subsections (a), (b) or (c) of Section 2, or subsection
(b) of Section 4.

     Section 6.   Insurance.  The Corporation shall have the power to purchase
                  ---------
and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the

Corporation or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article.

     Section 7.   Severability.  In the event that any of the provisions of this
                  ------------
Article IX is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, the remaining provisions of this Article IX shall remain enforceable to the fullest extent permitted by law.

                                  ARTICLE X.
                               EMERGENCY POWERS

     Section 1.   Power to Adopt.  Unless the Articles of Incorporation provide
                  --------------
otherwise, the Board of Directors may adopt bylaws to be effective only in an emergency, which bylaws shall be subject to amendment or repeal by the Shareholders. An emergency exists for purposes of this Section if a quorum of the directors cannot readily be assembled because of some catastrophic event. The emergency bylaws may make any provision that may be practical and necessary for the circumstances of the emergency.

     Section 2.   Lines of Succession of Officers or Agents.  The Board of
                  -----------------------------------------
Directors, either before or during any such emergency, may provide, and from time to time modify, lines of succession in the event that during such an emergency any or all officers or agents of the Corporation shall for any reason be rendered incapable of discharging their duties.

     Section 3.   Change of Office.  The Board of Directors, either before or
                  ----------------
during any such emergency, may, effective in the emergency, change the head office or designate several alternative head offices or regional offices, or authorize the officers so to do.

     Section 4.   Effect of Bylaws.  To the extent not inconsistent with any
                  ----------------
emergency bylaws so adopted, these Bylaws shall remain in effect during any such emergency and, upon its termination, the emergency bylaws shall cease to be operative.

     Section 5.   Notices.  Unless otherwise provided in emergency bylaws,
                  -------
notice of any meeting of the Board of Directors during any such emergency may be given only to such of the directors as it may be feasible to reach at the time, and by such means as may be feasible at the time, including publication, radio or television.

     Section 6.   Quorum.  To the extent required to constitute a quorum at any
                  ------
meeting of the Board of Directors during any such emergency, the officers of the Corporation who are present shall, unless otherwise provided in the emergency bylaws, be deemed, in order of rank and within the same rank and order of seniority, directors for such meeting.

     Section 7.   Liability.  Corporate action taken in good faith in accordance
                  ---------
with the emergency bylaws binds the Corporation and may not be used to impose liability on a corporate director, officer, employee or agent.

                                  ARTICLE XI.
                              GENERAL PROVISIONS

     Section 1.   Fiscal Year.  The Board of Directors is authorized to
                  -----------
designate and change the fiscal year of the Corporation from time to time as it deems appropriate.

     Section 2.   Corporate Seal.  The seal of the Corporation shall be in such
                  --------------
form as the Board of Directors shall approve from time to time. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. In the event it is inconvenient to use such a seal at any time, the signature of the Corporation followed by the word "Seal" enclosed in parentheses shall be deemed the seal of the Corporation.

     Section 3.   Books and Records.
                  -----------------

     (a) The corporation shall keep as permanent record minutes of all meetings of the shareholders and Board of Directors, a record of all actions taken by the Shareholders or Board of Directors without a meeting, and a record of all actions taken by Committee of the Board of Directors in place of the Board of Directors on behalf of the Corporation.

     (b)  The Corporation shall maintain accurate accounting records.

     (c) The Corporation shall keep a copy of all written communications within the preceding three years to all Shareholders generally or to all Shareholders of a class or series, including the financial statements required to be furnished by the Act, and a copy of its most recent annual report delivered to the Department of State.

     Section 4.   Annual Financial Statements.  In accordance with the Act, the
                  ----------------------------
Corporation shall prepare and furnish to Shareholders such financial statements as may be required by the Act.

     Section 5.   Inspection of Books and Records.  The Board of Directors shall
                  -------------------------------
have power to determine which accounts, books and records of the corporation shall be opened to the inspection of Shareholders, except those as may by law specifically be made open to inspection, and shall have power to fix reasonable rules and regulations not in conflict with the applicable law for the inspection of accounts, books and records which by law or by determination of the Board of Directors shall be open to inspection.

     Section 6.   Conflict with Articles of Incorporation.  In the event that
                  ---------------------------------------
any provision of these Bylaws conflicts with any provision of the Articles of Incorporation, the Articles of Incorporation shall govern.

     Section 7.   Adoption of Amendments to Incentive Stock Option Plans.  In
                  ------------------------------------------------------
addition to the rights of the Board of Directors to approve the adoption of amendments to any incentive stock option plans of the Corporation which qualify under Section 422A of the Internal Revenue Code of 1986, as amended, the Shareholders of the Corporation may approve any such amendment by written consent as provided in the Act, the Articles of Incorporation, or these Bylaws.

     Section 8.   Reference to Code Sections.  Any reference to any Section or
                  --------------------------
Article of the Florida Business Corporation Act contained herein shall be interpreted to include any Section or Article which amends or supersedes such Section or Article.

                                 ARTICLE XII.
                                  AMENDMENTS

     Except as otherwise provided in these Bylaws, the Board of Directors shall have power to alter, amend or repeal these Bylaws or adopt new Bylaws by majority vote of all of the directors. The Shareholders may prescribe by expressing in the action they take in adopting any Bylaw or Bylaws that the Bylaw or Bylaws so adopted shall not be altered, amended or repealed by the Board of Directors. Notwithstanding anything herein to the contrary, the provisions of Articles IX or XII, or of Sections 3, 16 or 17 of Article II, or Sections 2, 5, and 6 of Article III, of these Bylaws shall not be altered, amended or repealed, and no provision inconsistent therewith shall be adopted, without the affirmative vote of a majority of the entire Board of Directors or of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the shares of the Corporation held by each Voting Group entitled to vote generally in the election of directors.